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                                                                    EXHIBIT 23.1

                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Key Capital Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                    /s/ KPMG Peat Marwick LLP

                                        KPMG Peat Marwick LLP

Baltimore, Maryland
October 6, 1998